[MFS LOGO] MFS[registration mark]
INVESTMENT MANAGEMENT

                    75 YEARS
WE INVENTED THE MUTUAL FUND(R)

MFS(R) Charter Income Trust

Annual Report
for Year Ended
November 30, 1998

[Silhouette of man and woman in front of large window]

Letter from the Chairman
Dear Shareholders,

In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of November 30, 1998, MFS manages over $90 billion, and the firm's 2,000 people serve 3.9 million investors and their financial advisers worldwide, while MIT's assets have grown to over $10 billion.


A major factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike many other companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.


While MIT was the first mutual fund, it was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.


We are proud of the record of MIT and of the funds offered by MFS, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. Today, the MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.


As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,


[Signature of Jeffrey L. Shames]



Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)


December 15, 1998

Management Review and Outlook

Dear Shareholders,

The Trust's stock market price, which stood at $9.69 on November 28, 1997, increased to $9.94 on November 30, 1998, while its net asset value (NAV) price decreased from $10.69 to $10.39, representing a total return, including the reinvestment of all dividends and capital gains, of 11.30% based on market price and 5.56% based on NAV. This compares to a 14.04% return for the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year, and to a 10.75% return for the Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government-agency obligations.

Much of the Trust's positive performance has been due to its sensitivity to falling interest rates, a decline which has produced a healthy environment for bonds. Our performance was particularly helped by the strong price appreciation of U.S. Treasury bonds and good performance by high-quality international bonds. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The Trust remains a low-risk, high-yield investment tool that focuses on three key credit investments: U.S. government/ mortgage securities, U.S. high-yield corporate bonds, and international government debt.

U.S. Government/Mortgage

This sector provided a healthy boost to the Trust's performance over the past 12 months. Strong price appreciation of Treasuries spurred by declining interest rates and a continued flight to quality worked in the Trust's favor.

U.S. High-Yield Corporate

The corporate high-yield bond sector performed exceptionally well at the end of 1997 and through the first half of 1998. The economic crisis in Russia and the stock market's downturn in the late summer and early fall hurt performance somewhat, but the industries in which we have invested, such as media, entertainment, communications, and business services, did not suffer as badly as industries that are more exposed to economic cycles. Since fall, the market has rebounded well, and yield spreads in relation to Treasuries have again narrowed, which has pushed high-yield bond prices higher. Looking ahead, we feel that the U.S. economy, while slowing, should avoid a recession, which should create a favorable environment for high-yield corporate bonds. Additionally, we will use Original Research(SM) to uncover what we feel are the best values in this market and to create a diverse portfolio.


International

About 70% of the Trust's international segment is invested in "AA"-rated sovereign bonds, which have benefited from price and currency gains as European interest rates have declined. As a result, Europe has been one of the world's best-performing bond markets. The remaining 30% of the international segment is invested in U.S. dollar-denominated bonds in the emerging markets, with holdings in Latin America, Eastern Europe, and a very small position in Asia. This sector's sharp drop over the summer hurt performance, and though emerging markets have stabilized somewhat, they have yet to recover fully.


Looking ahead, we feel that declining inflation in the world's economies may turn to deflation in some of the major markets and that interest rates should continue to fall while economic growth weakens. These signs point to a favorable environment for bonds, especially when one considers the worldwide yield shortage. The type of yield that the Trust can generate should remain attractive to investors.

The Trust remains committed to reducing volatility through a diversified fixed-income approach underscored by MFS' tradition of in-depth research of the credit markets. We appreciate your confidence and welcome any comments and questions you may have.


Respectfully,


[Signature James T. Swanson]



James T. Swanson
Portfolio Manager


The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.


The portfolio is actively managed, and current holdings may vary.

                ----------------------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

--------------------------------------------------------------------------------
Performance Summary
(For the year ended November 30, 1998)


Net Asset Value Per Share
November 28, 1997                $  10.69
November 30, 1998                $  10.39
New York Stock Exchange Price
November 28, 1997                $ 9.6875
July 10, 1998 (high)*            $10.3125
August 31, 1998 (low)*           $ 8.7500
November 30, 1998                $ 9.9375

*For the period December 1, 1997, through November 30, 1998.
--------------------------------------------------------------------------------


Federal Tax Information

(For the year ended November 30, 1998)

In January 1999, shareholders were mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

For the year ended November 30, 1998, the amount of distributions from income eligible for the 70% dividends received deduction for corporations came to 0.42%.

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of November 30, 1998, our records indicate that there are 7,979 registered shareholders and approximately 55,500 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MCR.

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS[RegTM] Charter Income Trust, which was held on October 22, 1998, the following actions were taken:

Item 1. The election of Sir J. David Gibbons, Walter E. Robb, III, and Arnold D. Scott as Trustees of the Trust.

                                      Number of Shares
                         ------------------------------------------
                                                Withhold
Nominee                  For                    Authority
----------------------   --------------------   -------------------
Sir J. David Gibbons     61,882,797.6530        1,088,754.4230
Walter E. Robb, III      61,990,510.9540          981,041.1220
Arnold D. Scott          62,020,944.8780          950,607.1980

Trustees continuing in office who were not subject to re-election at this meeting are Richard B. Bailey, Marshall N. Cohan, Lawrence H. Cohn, Abby M. O'Neill, Jeffrey L. Shames, J. Dale Sherratt, and Ward Smith.

Item 2. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending November 30, 1999.

            Number of Shares
            -----------------
For               61,904,754
Against              285,806
Abstain              780,990

Investment Objective and Policy
The Trust's investment objective is to maximize current income.


The Trust will seek to achieve this objective by investing approximately one-third of its assets in each of the following sectors of the fixed-income securities markets: U.S. government securities and related options; debt obligations of foreign governments and other foreign issuers; and high-yielding corporate fixed-income securities, some of which may involve equity features. During periods of unusual market or economic conditions, the Trust may invest up to 50% of its assets in any one sector and may choose not to invest in a sector in order to achieve its investment objective. The Trust may also enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.


Dividend Reinvestment and
Cash Purchase Plan
MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.


If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.


There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.


To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.


If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.

--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

Portfolio of Investments - November 30, 1998

Bonds - 97.7%




                                   Principal Amount
Issuer                              (000 Omitted)             Value
U.S. Bonds - 60.9%
Aerospace - 0.8%
B E Aerospace, Inc., 8s, 2008 ...     $1,165                $1,141,700
B E Aerospace, Inc., 9.875s,
  2006 ..........................      2,000                 2,100,000
K & F Industries, Inc., 9.25s,
  2007 ..........................      1,200                 1,212,000
United Defense Industries, Inc.,
  8.75s, 2007 ...................      1,350                 1,351,687
                                                            ----------
                                                            $5,805,387
                                                            ----------
Airlines
Airplane Pass-Through Trust,
  10.875s, 2019+ ................     $  225                $  238,896
                                                            ----------
Automotive - 1.0%
Hayes Wheels International, Inc.,
  9.125s, 2007 ..................     $2,340                $2,445,300
Lear Corp., 9.5s, 2006 ..........      2,000                 2,190,000
Titan Wheel International, Inc.,
  8.75s, 2007 ...................      2,300                 2,231,000
                                                            ----------
                                                            $6,866,300
                                                            ----------
Banks and Credit Companies - 0.1%
Midland Funding Corp. I, 10.33s,
  2002 ..........................     $  546                $  573,127
                                                            ----------
Building - 1.0%
AAF-McQuay, Inc., 8.875s, 2003        $1,700                $1,678,750
Building Materials Corp., 8s,
  2007 ..........................      1,000                   990,000
Nortek, Inc., 9.25s, 2007 .......        850                   892,500
Nortek, Inc., 9.875s, 2004 ......      2,225                 2,269,500
UDC Homes, Inc., 14.5s, 2000 ....         13                     7,368
Williams Scotsman, Inc., 9.875s,
  2007 ..........................      1,000                 1,052,500
                                                            ----------
                                                            $6,890,618
                                                            ----------
Business Services - 0.5%
Iron Mountain, Inc., 8.75s, 2009      $1,800                $1,836,000
Iron Mountain, Inc., 10.125s,
  2006 ..........................        150                   163,500
Pierce Leahy Corp., 9.125s, 2007       1,100                 1,155,000
                                                            ----------
                                                            $3,154,500
                                                            ----------
Chemicals - 0.2%
NL Industries, Inc., 11.75s, 2003     $1,185                $1,262,025
Sterling Chemicals, Inc., 11.25s,
  2007 ..........................        125                   103,750
                                                            ----------
                                                            $1,365,775
                                                            ----------
Computer Software - Services - 0.5%
Unisystem Corp., 7.875s, 2008 ...     $3,300                $3,465,000
                                                            ----------

                                   Principal Amount
Issuer                              (000 Omitted)             Value
U.S. Bonds - continued
Computer Software - Systems - 0.3%
Anacomp, Inc., 10.875s, 2004 ....     $2,225                $2,309,500
                                                            ----------
Conglomerates - 0.5%
News America Holdings, Inc.,
  10.125s, 2012 .................     $3,000                $3,513,000
                                                            ----------
Consumer Goods and Services - 1.2%
Galey & Lord, Inc., 9.125s, 2008      $1,650                $1,509,750
Kindercare Learning Centers, Inc.,
  9.5s, 2009 ....................        855                   855,000
Polymer Group, Inc., 9s, 2007 ...      1,525                 1,521,188
Reeves Industries, Inc., 11s,
  2002 ..........................        402                   381,729
Reeves, Inc., 13s, 2004 .........        417                   229,154
Revlon Consumer Products
  Corp., 8.125s, 2006 ...........        750                   738,750
Revlon Consumer Products
  Corp., 8.625s, 2008 ...........      1,400                 1,382,500
Samsonite Corporation New,
  10.75s, 2008 ....................... 1,750                 1,470,000
                                                            ----------
                                                            $8,088,071
                                                            ----------
Containers - 0.6%
Gaylord Container Corp., 9.75s,
  2007 ..........................     $1,870                $1,776,500
Gaylord Container Corp., 9.875s,
  2008 ..........................      1,045                   815,100
Silgan Holdings, Inc., 9s, 2009 .      1,500                 1,515,000
                                                            ----------
                                                            $4,106,600
                                                            ----------
Corporate Asset Backed - 0.2%
Merrill Lynch Mortgage Investors,
  Inc., 8.16s, 2022+ ............     $1,500                $1,482,422
                                                            ----------
Entertainment - 0.6%
Allbritton Communications Co.,
  9.75s, 2007 ........................$1,500                $1,590,000
AMC Entertainment, Inc., 9.5s,
  2009 ............................... 1,025                 1,050,625
American Skiing Co., 12s, 2006 ..        500                   520,000
Cinemark USA, Inc., 9.625s,
  2008 ..........................        700                   735,000
                                                            ----------
                                                            $3,895,625
                                                            ----------
Financial Institutions - 0.2%
Americo Life, Inc., 9.25s, 2005 .     $  300                $  304,875
Lehman Brothers Holdings, Inc.,
  6.25s, 2003 ...................      1,000                   990,050
                                                            ----------
                                                            $1,294,925
                                                            ----------

                                   Principal Amount
Issuer                              (000 Omitted)             Value
U.S. Bonds - continued
Food and Beverage Products - 0.3%
Friendly Ice Cream Corp., 10.5s,
  2007 ..........................     $  600                $   613,500
Specialty Foods Corp., 10.25s,
  2001 ..........................      2,000                  1,785,000
                                                            -----------
                                                            $ 2,398,500
                                                            -----------
Forest and Paper Products - 0.3%
U.S. Timberlands, 9.625s, 2007 ..     $2,020                $ 2,050,300
                                                            -----------
Government National Mortgage
  Association - 6.8%
GNMA, 7s, 2023 ..................     $4,313                $ 4,418,171
GNMA, 7.5s, 2022-2024 ...........      9,195                  9,499,776
GNMA TBA, 6.5s, 2028 ............      2,454                  2,478,940
GNMA TBA, 7s, 2012-2025 .........      4,802                  4,922,004
GNMA TBA, 7.5s, 2027 ............     12,350                 12,751,121
GNMA TBA, 8s, 2028 ..............     12,758                 13,268,601
                                                            -----------
                                                            $47,338,613
                                                            -----------
Information, Paging and
  Technology - 1.8%
GlobalStar LP / Capital, 11.375s,
  2004 ..........................     $  475                $   371,688
ICG Holdings, Inc., 0s to 2001,
  12.5s to 2006 .................      4,500                  3,330,000
Orion Network Systems, Inc., 0s
  to 2002, 12.5s to 2007 ........        725                    482,125
Orion Network Systems, Inc.,
  11.25s, 2007 ..................      1,625                  1,564,062
Paging Network, Inc., 8.875s,
  2006 ..........................      3,185                  3,089,450
Qwest Communications
  International, Inc., 0s to 2003,
  8.29s to 2008 .................      3,500                  2,633,750
Qwest Communications
  International, Inc., 10.875s,
  2007 ..........................        750                    866,250
                                                            -----------
                                                            $12,337,325
                                                            -----------
Machinery - 0.9%
AGCO Corp., 8.5s, 2006 ..........     $3,200                $ 3,152,000
Grove Worldwide LLC/Cap, Inc.,
  9.25s, 2008## .................      1,500                  1,417,500
Numatics, Inc., 9.625s, 2008 ....      1,500                  1,376,250
                                                            -----------
                                                            $ 5,945,750
                                                            -----------
Manufacturing - 0.2%
American Standard, Inc., 7.375s,
  2008 ..........................     $1,050                $ 1,050,000
Argo Tech Corp., 8.625s, 2007 ...        400                    396,000
                                                            -----------
                                                            $ 1,446,000
                                                            -----------

                                   Principal Amount
Issuer                              (000 Omitted)             Value
U.S. Bonds - continued
Media - 2.1%
American Radio Systems Corp.,
  9s, 2006 ......................     $  835                $   905,975
Comcast Cellular Holdings, Inc.,
  9.5s, 2007 ....................      1,560                  1,684,800
Comcast Corp., 9.375s, 2005 .....      4,385                  4,693,660
Intermedia Capital Partners IV,
  LP, 11.25s, 2006 ..............      2,025                  2,222,438
Jones Intercable, Inc., 8.875s,
  2007 ..........................      3,150                  3,339,000
Outdoor Systems, Inc., 8.875s,
  2007 ..........................      1,525                  1,608,875
                                                            -----------
                                                            $14,454,748
                                                            -----------
Medical and Health Technology
  and Services - 0.4%
Beverly Enterprises, Inc., 9s,
  2006 ..........................     $  750                $   753,750
Quorum Health Group, Inc.,
  8.75s, 2005 ...................      1,900                  1,881,000
Tenet Healthcare Corp., 8.625s,
  2007 ..........................        458                    485,480
                                                            -----------
                                                            $ 3,120,230
                                                            -----------
Metals and Minerals - 1.1%
Haynes International, Inc.,
  11.625s, 2004 .................     $2,650                $ 2,530,750
Metal Management, Inc., 10s,
  2008 ..........................      3,000                  1,740,000
P & L Coal Holdings Corp.,
  9.625s, 2008## ................      1,500                  1,541,250
Wheeling Pittsburgh Corp., 9.25s,
  2007 ..........................      1,700                  1,640,500
                                                            -----------
                                                            $ 7,452,500
                                                            -----------
Oil Services - 0.4%
AmeriGas Partners LP, 10.125s,
  2007 ..........................     $  600                $   582,000
Clark USA, Inc., 10.875s, 2005 ..      1,035                    970,313
Noble Drilling Corp., 9.125s,
  2006 ..........................        850                    943,058
                                                            -----------
                                                            $ 2,495,371
                                                            -----------
Oils - 0.1%
Continental Resources, Inc.,
  10.25s, 2008## ................     $1,000                $   860,000
                                                            -----------
Printing and Publishing - 0.1%
Day International Group, Inc.,
  11.125s, 2005 .................     $  600                $   643,500
Golden Books Publishing, Inc.,
  7.65s, 2002** .................        130                     41,713

                                   Principal Amount
Issuer                              (000 Omitted)             Value
U.S. Bonds - continued
Printing and Publishing - continued
Hollinger International Publishing,
  Inc., 9.25s, 2007 ..............     $  150                $   159,000
                                                             -----------
                                                             $   844,213
                                                             -----------
Restaurants and Lodging - 0.5%
Prime Hospitality Corp., 9.75s,
  2007 ...........................     $1,000                $ 1,000,000
Red Roof Inns, Inc., 9.625s, 2003       2,800                  2,800,000
                                                             -----------
                                                             $ 3,800,000
                                                             -----------
Retail - 0.2%
Cole National Group, Inc.,
  8.625s, 2007 ...................     $1,600                $ 1,584,000
                                                             -----------
Special Products and Services - 1.8%
Buckeye Cellulose Corp., 8.5s,
  2005 ...........................     $1,010                $ 1,040,300
Fairfield Manufacturing Corp.,
  11.375s, 2001 ..................        500                    507,500
IMO Industries, Inc., 11.75s,
  2006 ...........................      2,000                  2,040,000
Interlake Corp., 12s, 2001 .......      1,750                  1,863,750
Interlake Corp., 12.125s, 2002 ...      1,925                  1,925,000
International Knife & Saw, Inc.,
  11.375s, 2006 ..................        450                    457,875
Synthetic Industries, Inc., 9.25s,
  2007 ...........................      3,250                  3,315,000
Thermadyne Manufacturing Llc /
  Capital Corp., 9.875s, 2008 ....      1,500                  1,406,250
                                                             -----------
                                                             $12,555,675
                                                             -----------
Steel - 1.5%
Alaska Steel Holdings Corp.,
  9.125s, 2006 ...................     $  575                $   603,750
Alaska Steel Holdings Corp.,
  10.75s, 2004 ...................      1,460                  1,533,000
Commonwealth Aluminum Corp.,
  10.75s, 2006 ...................        750                    727,500
Kaiser Aluminum & Chemical
  Corp., 9.875s, 2002 ............      2,550                  2,575,500
UCAR Global Enterprises, Inc.,
  12s, 2005 ......................      1,400                  1,470,000
WCI Steel, Inc., 10s, 2004 .......      3,350                  3,425,375
                                                             -----------
                                                             $10,335,125
                                                             -----------
Stores - 0.2%
Affinity Group Holding, Inc., 11s,
  2007 ...........................     $  500                $   509,375
Musicland Group, Inc., 9.875s,
  2008 ...........................      1,150                  1,155,750
                                                             -----------
                                                             $ 1,665,125
                                                             -----------

                                   Principal Amount
Issuer                              (000 Omitted)             Value
U.S. Bonds - continued
Supermarkets - 0.1%
Pathmark Stores, Inc., 9.625s,
  2003 ...........................     $  605                $   598,950
                                                             -----------
Telecommunications - 7.3%
Adelphia Communications Corp.,
  9.875s, 2007 ...................     $1,250                $ 1,376,563
Allegiance Telecommunications,
  Inc., 12.875s, 2008 ............      2,200                  2,200,000
Americian Cellular Corp., 10.5s,
  2008## .........................      1,400                  1,386,000
Chancellor Media Corp., 8.75s,
  2007 ...........................      1,220                  1,253,550
CSC Holdings, Inc., 9.25s, 2005 ..        750                    802,500
Dolphin Telecom PLC, 0s to
  2003, 11.5s to 2008## ..........      1,600                    480,000
EchoStar Communications Corp.,
  0s to 1999, 12.875s to 2004 ....      2,350                  2,361,750
EchoStar Satellite Broadcasting
  Corp., Principal Stripped, 0s to
  2000, 13.125s to 2004 ..........      1,320                  1,280,400
Espirit Telecom Group PLC,
  10.875s, 2008 ..................        700                    686,000
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007 ...................      1,700                  1,751,000
Frontiervision Operating
  Partnership LP, 11s, 2006 ......      1,200                  1,347,000
Global Crossings Holdings Ltd.,
  9.625s, 2008## .................      1,375                  1,467,813
Granite Broadcasting Corp.,
  8.875s, 2008 ...................      2,800                  2,674,000
Intermedia Communications, Inc.,
  0s to 2002, 11.25s to 2007 .....      1,575                  1,114,312
Intermedia Communications, Inc.,
  8.875s, 2007 ...................      1,000                    982,500
ITC Deltacom, Inc., 11s, 2007 ....      1,195                  1,302,550
Lenfest Communications, Inc.,
  10.5s, 2006 ....................      2,275                  2,576,437
Level 3 Communications, Inc.,
  9.125s, 2008 ...................      2,300                  2,294,250
Mobile Telecommunication
  Technologies Corp., 13.5s,
  2002 ...........................      1,200                  1,344,000
Nextel Communications, Inc., 0s
  to 2003, 9.95s to 2008 .........      1,450                    899,000
Nextel Communications, Inc., 0s
  to 1999, 9.75s to 2004 .........      2,270                  2,224,600
Nextel Communications, Inc., 0s
  to 2002, 9.75s to 2007 .........        350                    221,375

                                   Principal Amount
Issuer                              (000 Omitted)                    Value
U.S. Bonds - continued
Telecommunications - continued
Nextel International, Inc., 0s to
  2003, 12.125s to 2008 ...........     $ 2,750                  $  1,292,500
Pagemart Wireless, Inc., 0s to
  2003, 11.25s to 2008 ............       1,250                       587,500
RCN Corp., 0s to 2002, 11.125s
  to 2007 .........................         500                       287,500
Rogers Cablesystems, Inc.,
  10.125s, 2012 ...................       3,050                     3,355,000
Spectrasite Holdings, Inc., 0s to
  2003, 12s to 2008## .............       2,750                     1,457,500
Sprint Spectrum LP, 0s to 2001,
  12.5s to 2006 ...................       1,600                     1,456,000
Sprint Spectrum LP, 11s, 2006 .....       2,125                     2,443,750
Telesystem International Wireless,
  Inc., 0s to 2002, 10.5s to
  2007## ..........................         750                       299,063
Time Warner
  Telecommunications, Inc.,
  9.75s, 2008 .....................         500                       530,000
Triton Pcs, Inc., 0s to 2003, 11s
  to 2008 .........................       2,850                     1,339,500
United International Holdings,
  Inc., 10.75s, 2008 ..............       3,000                     1,755,000
Western Wireless Corp., 10.5s,
  2007 ............................       1,925                     2,054,937
WorldCom, Inc., 8.875s, 2006 ......       1,881                     2,066,184
                                                                 ------------
                                                                 $ 50,950,034
                                                                 ------------
Transportation - 0.1%
Eastern Airlines, Inc., 11.75s,
  1993** ..........................     $ 5,000                  $          0
Eastern Airlines, Inc., 12.75s,
  1996** ..........................       3,000                        30,000
Moran Transportation Co.,
  11.75s, 2004 ....................         700                       757,750
                                                                 ------------
                                                                 $    787,750
                                                                 ------------
U.S. Federal Agencies - 4.9%
Financing Corp., 0s, 2014 .........     $13,519                  $  5,659,459
Financing Corp., 10.35s, 2018 .....      15,100                    23,475,819
Israel Aid, 5.89s, 2005 ...........       5,000                     5,178,600
                                                                 ------------
                                                                 $ 34,313,878
                                                                 ------------
U.S. Treasury Obligations - 19.6%
U.S. Treasury Bonds, 3.625s,
  2028 ............................     $12,066                  $ 11,991,064
U.S. Treasury Bonds, 6.125s,
  2027 ............................       3,500                     3,946,810
U.S. Treasury Bonds, 6.375s,
  2027 ............................      10,000                    11,579,700


                                           Principal Amount
Issuer                                       (000 Omitted)              Value
U.S. Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Bonds, 9.875s,
  2015 ............................     $14,200                  $ 21,661,674
U.S. Treasury Bonds, 10.75s,
  2005 ............................       8,000                    10,703,760
U.S. Treasury Bonds, 13.375s,
  2001 ............................      20,000                    24,393,800
U.S. Treasury Notes, 4s, 2000 .....      23,000                    22,766,320
U.S. Treasury Notes, 5.625s, 2008        28,000                    29,785,000
                                                                 ------------
                                                                 $136,828,128
                                                                 ------------
Utilities - Electric - 0.7%
El Paso Electric Co., 8.9s, 2006 ..     $   400                  $    441,440
Midland Cogeneration Venture
  Corp., 10.33s, 2002 .............       3,857                     4,146,646
                                                                 ------------
                                                                 $  4,588,086
                                                                 ------------
Utilities - Telephone - 0.3%
Flag Ltd., 8.25s, 2008 ............     $ 2,350                  $  2,361,750
                                                                 ------------
Federal National Mortgage
  Association - 1.5%
FNMA, 5s, 2023 .........................$ 3,875                  $  3,527,451
FNMA, 7.725s, 2020 .....................     38                        38,870
FNMA TBA, 6s, 2099 ................       6,925                     6,933,656
                                                                 ------------
                                                                   10,499,977
                                                                 ------------
  Total U.S. Bonds ................                              $424,661,774
                                                                 ------------
Foreign Bonds - 36.8%
Argentina - 2.6%
Autopistas Del Sol SA, 10.25s,
  2009 (Industrial)## .............     $ 2,500                  $  1,800,000
Republic of Argentina, 11s, 2005          1,800                     1,809,000
Republic of Argentina, 11.375s,
  2017 ............................       3,500                     3,548,300
Republic of Argentina, 11.75s,
  2007## ...............................  2,500                     2,175,000
Republic of Argentina, 6.188s,
  2005 .................................  1,880                     1,626,200
Republic of Argentina, 9.75s,
  2027 ............................         701                       625,642
Telefonica De Argentina SA, 9.125s,
  2008 (Telecommunications)## .....       7,000                     6,650,000
                                                                 ------------
                                                                 $ 18,234,142
                                                                 ------------
Australia - 1.1%
Commonwealth of Australia, 9.5s,
  2003 ............................  AUD 10,080                  $  7,556,785
                                                                 ------------
Brazil - 1.8%
Bco Nacional Des, 10.8s, 2008 .....     $ 1,000                  $    857,500
Federal Republic of Brazil, 5s,
  2014 ............................      11,187                     7,383,677

                                    Principal Amount
Issuer                               (000 Omitted)             Value
Foreign Bonds - continued
Brazil - continued
Federal Republic of Brazil,
  6.125s, 2006-2024 ............        $ 5,164            $ 3,691,327
Federal Republic of Brazil, 6.75s,
  2001 .........................            308                287,513
Voto Votorantim Ovs, 8.5s, 2005
  (Forest and Paper Products) ..            750                660,000
                                                           -----------
                                                           $12,880,017
                                                           -----------
Canada - 3.1%
PCI Chemicals Canada, Inc.,
  9.25s, 2007 (Chemicals) ......        $ 1,200            $   966,000
Repap New Brunswick, Inc.,
  10.625s, 2005 (Forest and
  Paper Products) ..............            515                401,700
Government of Canada, 5.25s,
  2008 .........................         13,700             13,741,648
Gulf Canada Resources, 9.25s,
  2004 (Oils) ..................          2,590              2,660,008
Metronet Communications Corp.,
  0s to 2003, 9.95s to 2008
  (Telecommunications) .........          4,025              2,495,500
Rogers Cantel, Inc., 9.375s, 2008
  (Cellular Telephones) ........          1,000              1,050,000
                                                           -----------
                                                           $21,314,856
                                                           -----------
Colombia - 0.4%
Republic of Colombia, 8.375s,
  2027 .........................        $ 3,500            $ 2,546,250
                                                           -----------
Denmark - 1.4%
Kingdom of Denmark, 7s, 2007 ...     DKK 53,727            $ 9,921,972
                                                           -----------
Greece - 0.9%
Hellenic Republic, 5.75s, 2008 .     XEU  5,278            $ 6,491,115
                                                           -----------
Luxembourg - 0.4%
Millicom International Cellular
  Communications Corp., 0s to
  2001, 13.5s to 2006 (Cellular
  Telephones) ..................        $ 3,575            $ 2,511,438
                                                           -----------
Mexico - 2.6%
Satelites Mexicanos S.A. De C.V.,
  10.125s, 2004
  (Telecommunications)## .......        $   900            $   749,250
Empresas ICA Sociedad SA, 5s,
  2004 (Construction Company) ..            500                310,000
Empresas ICA Sociedad SA,
  11.875s, 2001 (Construction
  Company) .....................          2,500              2,543,750
Grupo Industrial Durango SA DE
  CV, 12s, 2001 (Industrial) ...            500                467,500


                                    Principal Amount
Issuer                               (000 Omitted)             Value
Foreign Bonds - continued
Mexico - continued
Sanluis Corporation, 8.875s,
  2008 .........................        $ 2,200            $ 1,782,000
United Mexican States, 6.25s,
  2019 .........................          1,500              1,155,000
United Mexican States, 6.602s,
  2019 .........................          1,000                805,000
United Mexican States, 6.78s,
  2002## ........................         2,000              1,835,000
United Mexican States, 8.625s,
  2008 ..........................         4,000              3,760,000
United Mexican States, 11.375s,
  2016 .........................          1,000              1,051,000
United Mexican States, 11.5s,
  2026 .........................          3,250              3,477,500
                                                           -----------
                                                           $17,936,000
                                                           -----------
New Zealand - 5.7%
Government of New Zealand, 8s,
  2001-2004 ....................     NZD 68,960            $40,099,599
                                                           -----------
Panama - 0.7%
Republic of Panama, 7.875s,
  2002 ..........................       $ 1,500            $ 1,462,500
Republic of Panama, 8.25s, 2008           1,000                955,000
Republic of Panama, 8.875s,
  2027 .........................          2,630              2,459,050
                                                           -----------
                                                           $ 4,876,550
                                                           -----------
Philippines - 0.5%
National Power Corp., 9.625s,
  2028 (Utilities-Electric) .....       $ 4,000            $ 3,360,000
                                                           -----------
Poland - 0.2%
Republic of Poland, 4s, 2024 ....       $ 2,000            $ 1,410,000
                                                           -----------
Russia - 0.3%
Russia Principal Loans, 6.625s,
  2020+** .......................       $23,500            $ 1,675,550
Vnesheconombank, 6.625s, 2015
  (Banks and Credit Companies)            3,995                484,615
Vnesheconombank USSR,
  6.625s, 2015 (Banks and
  Credit Companies) ............          1,446                175,418
                                                           -----------
                                                           $ 2,335,583
                                                           -----------
United Kingdom - 14.9%
Colt Telecom Group PLC, 8.875s,
  2007 (Telecommunications) .....    DEM  1,000            $   584,247
Colt Telecommunications Group
  PLC, 0s to 2001, 12s to 2006
  (Telecommunications) .........          2,000              1,680,000

                                         Principal Amount
Issuer                                    (000 Omitted)           Value
Foreign Bonds - continued
United Kingdom - continued
Diamond Cable Communications
  Corp. PLC, 0s to 2000, 11.75s
  to 2005 (Telecommunications) ...      $   2,090            $  1,745,150
HMV Media Group PLC, 10.25s,
  2008 (Retail)## ................          1,250               1,218,750
Telewest PLC, 9.625s, 2006
  (Telecommunications) ...........          1,000               1,045,000
U.K. Treasury, 6.75s, 2004 .......     GBP  5,318               9,689,856
U.K. Treasury, 7.25s, 2007 .......     GBP  4,517               8,859,461
U.K. Treasury, 8.5s, 2005 ........     GBP 26,008              52,275,598
U.K. Treasury, 9s, 2008 ..........     GBP 11,887              26,214,323
Bank Of Ayudhya Public Co.
  Light, 5.891s, 2006 ............          1,500                 641,250
                                                             ------------
                                                             $103,953,635
                                                             ------------
Venezuela - 0.2%
Republic of Venezuela - DCB,
  6.625s, 2007 ...................      $   2,714            $  1,560,711
                                                             ------------
  Total Foreign Bonds ..................................     $256,988,653
                                                             ------------
  Total Bonds
    (Identified Cost, $690,545,671) ....................     $681,650,427
                                                             ------------
Stocks
U.S. Stocks                                Shares
Real Estate
Atlantic Gulf Communities Corp.
  (Identified Cost, $0)##*........           244             $        244
Preferred Stock - 1.4%
CSC Holdings, Inc., 11.125%,
  (Media) ........................        77,656             $  8,775,128
Primedia Inc., 8.625%, (Printing &
  Publishing)* ...................        15,000                1,455,015
                                                             ------------
  Total Preferred Stock
    (Identified Cost, $7,559,500)                            $ 10,230,143
                                                             ------------
Rights
United Mexican States, (Identified
  Cost, $0)*......................     1,538,000             $          0
Warrants
Republic of Argentina, Expire
  9/19/27* .......................         1,800             $      7,200
Colt Telecommunications Group
  PLC, Expire 12/31/06,
  (Telecommunications)##* ........           500                  183,836
Loral Orion Network Systems,
  Inc., Expire 1/15/07,
  (Telecommunications)* ..........         1,625                   13,000


Issuer                                   Shares                      Value
Warrants - continued
Loral Orion Network Systems,
  Inc., Expire 1/15/07,
  (Telecommunications)* ..........           750                  $     13,500
                                                                  ------------
  Total Warrants
    (Identified Cost, $131,112)                                   $    217,536
                                                                  ------------
Repurchase Agreement - 0.9%

                                       Principal Amount
                                       (000 Omitted)
Goldman Sachs, dated 11/30/98,
  due 12/01/98,  total to be
  received $6,097,889.15
  (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at cost ..............        $6,097                  $  6,097,000
                                                                  ------------
  Total Investments
    (Identified Cost, $704,333,283)                               $698,195,350
                                                                  ------------
Call Options Written
                                          Principal Amount
                                            of Contracts
Issuer/Expiration Month/Strike Price        (000 Omitted)
Japanese Yen / U.S. Dollars /
  February / 110 .................     JPY 2,665,055              $    (66,626)
                                                                  ------------
  Total Call Options Written
    (Premiums Received, $307,693)                                 $    (66,626)
                                                                  ------------
Other Assets,
  Less Liabilities                                                    (247,294)
                                                                  ------------
  Net Assets - 100.0%                                             $697,881,430
                                                                  ============

 *Non-income producing security.
**Non-income producing security-in-default.
##SEC Rule 144A restriction.
 +Restricted security.


Abbreviations have been used throughout the report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars                 GBP = British Pounds
CAD = Canadian Dollars                   JPY = Japanese Yen
CHF = Swiss Francs                       NZD = New Zealand Dollars
DEM = Deutsche Marks                     XEU = European Currency Unit
DKK = Danish Kroner


                       See notes to financial statements

Statement of Assets and Liabilities - November 30, 1998


Assets:
 Investments, at value (identified cost, $704,333,283) ...................................    $698,195,350
 Cash ....................................................................................          90,183
 Foreign currency, at value (identified cost, $28,349) ...................................          28,321
 Net receivable for forward foreign currency exchange contracts to purchase ..............         279,682
 Net receivable for forward foreign currency exchange contracts closed or subject to               281,095
  master netting agreements
 Receivable for investments sold .........................................................       7,248,376
 Interest receivable .....................................................................      11,453,065
 Other assets ............................................................................           4,752
                                                                                              -------------
   Total assets ..........................................................................    $717,580,824
                                                                                              -------------
Liabilities:
 Payable to dividend disbursing agent ....................................................    $    415,438
 Payable for investments purchased .......................................................      16,157,485
 Written options outstanding, at value (premiums received, $307,693) .....................          66,626
 Net payable for forward foreign currency exchange contracts to sell .....................       2,732,883
 Payable to affiliates -
  Management fee .........................................................................          38,819
  Transfer and dividend disbursing agent fee .............................................          12,104
 Accrued expenses and other liabilities ..................................................         276,039
                                                                                              -------------
   Total liabilities .....................................................................    $ 19,699,394
                                                                                              -------------
Net assets ...............................................................................    $697,881,430
                                                                                              =============
Net assets consist of:
 Paid-in capital .........................................................................    $710,535,878
 Unrealized depreciation on investments and translation of assets and liabilities in            (8,074,390)
  foreign currencies
 Accumulated net realized loss on investments and foreign currency transactions ..........      (2,769,720)
 Accumulated distributions in excess of net investment income ............................      (1,810,338)
                                                                                              -------------
   Total .................................................................................    $697,881,430
                                                                                              =============
Shares of beneficial interest outstanding (90,358,639 shares authorized less 23,220,000        67,138,639
  treasury shares)                                                                             ==========

Net asset value per share (net assets of $697,881,430 [divided by] 67,138,639 shares of          10.39
  beneficial interest outstanding)                                                               =====

                       See notes to financial statements

Statement of Operations - Year Ended November 30, 1998



Net investment income:
 Income - ................................................................................
  Interest ...............................................................................     $  57,427,509
  Dividends ..............................................................................           267,873
                                                                                               -------------
   Total investment income ...............................................................     $  57,695,382
                                                                                               -------------
Expenses -
  Management fee .........................................................................     $   4,911,486
  Trustees' compensation .................................................................           151,937
  Transfer and dividend disbursing agent fee .............................................           144,289
  Administrative fee .....................................................................            92,016
  Custodian fee ..........................................................................           360,103
  Auditing fees ..........................................................................            58,981
  Printing ...............................................................................            48,974
  Postage ................................................................................            44,163
  Legal fees .............................................................................             8,775
  Interest expense .......................................................................             4,803
  Miscellaneous ..........................................................................           359,249
                                                                                               -------------
   Total expenses ........................................................................     $   6,184,776
  Fees paid indirectly ...................................................................          (160,233)
                                                                                               -------------
   Net expenses ..........................................................................     $   6,024,543
                                                                                               -------------
    Net investment income ................................................................     $  51,670,839
                                                                                               -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
   Investment transactions ...............................................................     $   5,222,954
   Written option transactions ...........................................................          (504,009)
   Foreign currency transactions .........................................................         8,549,577
   Swap transactions .....................................................................           127,793
                                                                                               -------------
    Net realized gain on investments and foreign currency transactions ...................     $  13,396,315
                                                                                               -------------
  Change in unrealized appreciation (depreciation) -
   Investments ...........................................................................     $ (21,645,324)
   Written options .......................................................................         1,248,062
   Translation of assets and liabilities in foreign currencies ...........................        (9,648,538)
   Swap transactions .....................................................................          (228,283)
                                                                                               -------------
    Net unrealized loss on investments and foreign currency translation ..................     $ (30,274,083)
                                                                                               -------------
     Net realized and unrealized loss on investments and foreign currency transactions ...     $ (16,877,768)
                                                                                               -------------
      Increase in net assets from operations .............................................     $  34,793,071
                                                                                               =============

                       See notes to financial statements

Statement of Changes in Net Assets


                                                                                                Year Ended November 30,
                                                                                           ----------------------------------
                                                                                                 1998              1997
                                                                                           ---------------- -----------------
Increase (decrease) in net assets:
From operations -
 Net investment income ...................................................................  $  51,670,839     $  53,626,606
 Net realized gain on investments and foreign currency transactions ......................     13,396,315         6,415,557
 Net unrealized gain (loss) on investments and foreign currency translation ..............    (30,274,083)        1,589,541
                                                                                            -------------     -------------
  Increase in net assets from operations .................................................  $  34,793,071     $  61,631,704
                                                                                            -------------     -------------
Distributions declared to shareholders -
 From net investment income ..............................................................  $ (51,670,839)    $ (53,626,606)
 In excess of net investment income ......................................................     (3,307,673)       (1,342,926)
                                                                                            -------------     -------------
   Total distributions declared to shareholders ..........................................  $ (54,978,512)    $ (54,969,532)
                                                                                            -------------     -------------
Net decrease in net assets from Trust share transactions .................................     (6,517,955)      (18,048,728)
                                                                                            -------------     -------------
   Total decrease in net assets ..........................................................  $ (26,703,396)    $ (11,386,556)
                                                                                            -------------     -------------
Net assets:
 At beginning of period ..................................................................    724,584,826       735,971,382
                                                                                            -------------     -------------
 At end of period (including accumulated distributions in excess of net investment income
  of $(1,810,338) and $(1,319,804), respectively) ........................................  $ 697,881,430     $ 724,584,826
                                                                                            =============     =============

                       See notes to financial statements

Financial Highlights


                                                                   Year Ended November 30,
                                                                -----------------------------
Per share data (for shares outstanding                                1998          1997
throughout each period):                                        -------------- --------------
Net asset value - beginning of period .........................   $ 10.69          $  10.57
                                                                  --------          --------
Income from investment operations# -
 Net investment income ........................................   $  0.77          $   0.78
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................     (0.25)             0.14
                                                                  --------         --------
  Total from investment operations ............................   $  0.52          $   0.92
                                                                  --------         --------
Less distributions declared to shareholders -
 From net investment income ...................................   $ (0.77)         $  (0.78)
 From net realized gain on investments and foreign currency
  transactions ................................................       --                --
 In excess of net investment income ...........................     (0.05)            (0.02)
 From paid-in capital .........................................       --                --
                                                                  --------         ----------
  Total distributions declared to shareholders ................   $ (0.82)         $  (0.80)
                                                                  --------         ----------
 Net asset value - end of period ..............................   $ 10.39          $  10.69
                                                                  ========         ==========
 Per share market value - end of period .......................   $9.9375          $ 9.6875
                                                                  ========         ==========
 Total return .................................................     11.30%             9.25%
 Ratios (to average net assets)/Supplemental data:
  Expenses## ..................................................      0.87%             0.87%
  Net investment income .......................................      7.25%             7.41%
 Portfolio turnover ...........................................       174%              180%
 Net assets at end of period (000s omitted) ...................   $697,881         $724,585



 #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
##The  Trust has an  expense  offset  arrangement  which  reduces  the  Trust's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for this expense.




                                                                         Year Ended November 30,
                                                                ------------------------------------------
Per share data (for shares outstanding                               1996         1995          1994
throughout each period):                                        ------------- ------------  -------------
Net asset value - beginning of period .........................   $  10.50      $   9.60     $  10.68
                                                                  -------       --------     ---------
Income from investment operations# -
 Net investment income ........................................   $   0.76      $   0.79     $   0.76
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................       0.14          0.88        (1.07)
                                                                  --------      --------     ----------
  Total from investment operations ............................   $   0.90      $   1.67     $  (0.31)
                                                                  --------      --------     ----------
Less distributions declared to shareholders -
 From net investment income ...................................   $  (0.83)     $  (0.77)    $  (0.35)
 From net realized gain on investments and foreign currency
  transactions ................................................        --           --          (0.03)
 In excess of net investment income ...........................        --           --           --
 From paid-in capital .........................................        --           --          (0.39)
                                                                  --------      --------     ----------
  Total distributions declared to shareholders ................   $  (0.83)     $  (0.77)    $  (0.77)
                                                                  --------      --------     ----------
 Net asset value - end of period ..............................   $  10.57      $  10.50     $   9.60
                                                                  ========      ========     ==========
 Per share market value - end of period .......................   $  9.625      $  9.125     $  8.719
                                                                  ========      ========     ==========
 Total return .................................................      15.09%        13.84%       (1.35)%
 Ratios (to average net assets)/Supplemental data:
  Expenses## ..................................................       0.93%         0.92%        0.86%
  Net investment income .......................................       7.38%         7.84%        7.50%
 Portfolio turnover ...........................................        146%          183%         153%
 Net assets at end of period (000s omitted) ...................   $735,971      $786,256     $804,390

                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Charter Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1998, $2,817,139 was reclassified from accumulated net realized loss on investments and foreign currency transactions to accumulated distributions in excess of net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At November 30, 1998, the Trust, for federal income tax purposes, had a capital loss carryforward of $862,425 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2003.

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the Trust's average daily net assets and 4.57% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and

Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $37,485 for the year ended November 30, 1998.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:


      First $1 billion ................       0.0150%
      Next $1 billion .................       0.0125%
      Next $1 billion .................       0.0100%
      In excess of $3 billion .........       0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:


                                                                   Purchases           Sales
                                                                ---------------   ---------------
      U.S. government securities ............................    $369,394,608      $391,216,896
                                                                 ============      ============
      Investments (non-U.S. government securities) ..........    $859,427,971      $805,274,750
                                                                 ============      ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


      Aggregate cost ........................     $709,034,526
                                                  ============
      Gross unrealized depreciation .........      (35,170,948)
      Gross unrealized appreciation .........     $ 24,331,772
                                                  ------------
       Net unrealized depreciation ..........     $(10,839,176)
                                                  ============

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
--------------

                                                     Year Ended                          Year Ended
                                                 November 30, 1998                    November 30, 1997
                                          --------------------------------   -----------------------------------
                                              Shares            Amount            Shares            Amount
                                          -------------   ----------------   --------------   ----------------
     Treasury shares acquired .........      (658,900)       $(6,517,955)       (1,857,400)      $(18,048,728)
                                             --------        -----------        ----------       ------------
      Net decrease ....................      (658,900)       $(6,517,955)       (1,857,400)      $(18,048,728)
                                             ========        ===========        ==========       ============

In accordance with the provisions of the Trust's prospectus, 658,900 shares of beneficial interest were purchased by the Trust during the year ended November 30, 1998, at an average price per share of $9.89 and a weighted average discount of 7.93% per share. The Trust repurchased 1,857,400 shares of beneficial interest during the year ended November 30, 1997, at an average price per share of $9.72 and a weighted average discount of 7.94% per share.

(6) Line of Credit
The Trust and other affiliated Trusts participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the acquisition of treasury shares. Interest is charged to each Trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Trusts at the end of each quarter. The commitment fee allocated to the Trust for the year ended November 30, 1998, was $4,948.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
---------------------------

                                                               1998 Calls                           1998 Puts
                                                   ----------------------------------   ---------------------------------
                                                    Principal Amounts                    Principal Amounts
                                                       of Contracts                        of Contracts
                                                      (000 Omitted)        Premiums        (000 Omitted)       Premiums
                                                   -------------------   ------------   ------------------   ------------
Outstanding, beginning of period -
  Swiss Francs/Deutsche Marks ..................            35,023        $  244,238                --         $     --
 Options written -
  Canadian Dollars .............................                --                --            26,124         $ 97,736
  Deutsche Marks ...............................            30,697           133,020            67,945          390,591
  Japanese Government Bonds ....................         1,320,900            20,295         2,645,300           74,782
  Japanese Yen .................................        13,893,198         1,004,248                --               --
 Options terminated in closing transactions -
  Canadian Dollars .............................                --                --           (26,124)         (97,736)
  Deutsche Marks ...............................                --                --           (67,945)        (390,591)
  Japanese Government Bonds ....................        (1,320,900)          (20,295)       (2,645,300)         (74,782)
  Swiss Francs/Deutsche Marks ..................           (35,023)         (244,238)               --               --
 Options exercised -
  Deutsche Marks ...............................           (30,697)         (133,020)               --               --
  Japanese Yen .................................        (7,532,057)         (651,923)               --               --
 Options expired -
  Japanese Yen .................................        (3,696,086)          (44,632)               --               --
                                                        ----------        ----------        ----------         --------
Outstanding, end of period                                                $  307,693                           $     --
                                                                          ==========                           ========
Options outstanding at end of period consist of:
  Japanese Yen .................................         2,665,055        $  307,693                --         $     --
                                                        ----------        ----------        ----------         --------
Outstanding, end of period                                                $  307,693                           $     --
                                                                          ==========                           ========


At November 30, 1998, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts


                                                                                                      Net Unrealized
                                               Contracts to                            Contracts       Appreciation
              Settlement Date                Deliver/Receive     In Exchange for       at Value       (Depreciation)
--------------------------------------------------------------------------------------------------------------------
Sales         12/15/98 ..........   CAD          41,738,233        $ 27,577,293      $ 27,259,603     $    317,690
              12/15/98 ..........   DEM          82,563,296          49,244,576        48,708,481          536,095
              12/15/98 ..........   DKK         166,535,851          25,799,112        25,844,901          (45,789)
              12/15/98 ..........   JPY       3,822,023,618          28,098,982        31,085,233       (2,986,251)
              12/15/98 ..........   NZD          52,798,781          27,183,452        27,738,080         (554,628)
                                                                   ------------      ------------     ------------
                                                                   $157,903,415      $160,636,298     $ (2,732,883)
                                                                   ============      ============     ============
Purchases     12/15/98 ..........   AUD           8,922,475        $  5,307,088      $  5,589,376     $    282,288
              12/15/98 ..........   CAD          29,488,474          19,122,081        19,259,179          137,098
              12/15/98 ..........   CHF          34,868,478          25,250,673        24,996,220         (254,453)
              12/15/98 ..........   DEM          46,737,927          27,938,249        27,573,190         (365,059)
              12/15/98 ..........   DKK          90,749,788          14,585,777        14,083,570         (502,207)
              12/15/98 ..........   JPY       4,734,303,749          37,372,599        38,504,978        1,132,379
              12/15/98 ..........   NZD          12,911,837           6,933,656         6,783,292         (150,364)
                                                                   ------------      ------------     ------------
                                                                   $136,510,123      $136,789,805     $    279,682
                                                                   ============      ============     ============

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $2,147,017 with C.S. First Boston, and a net payable of $487,101 with Deutsche Bank, $1,378,821 with Merrill Lynch at November 30, 1998.

At November 30, 1998, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1998, the Trust owned the following restricted securities (constituting 0.49% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.



                                             Date of        Share/Par
Description                                Acquisition       Amount           Cost           Value
---------------------------------------   -------------   ------------   -------------   -------------
Airplane Pass-Through Trust, 3/15/96          3/13/96         225,000     $   225,000     $  238,896
Merrill Lynch Mortgage Investors Inc.,
 Floating Rate, 6/25/22                       6/22/94       1,500,000       1,039,688      1,482,422
Russia Principal Loans, Floating Rate,
 12/15/20                                    12/12/97      23,500,000      14,455,060      1,675,550
                                                                                          ----------
                                                                                          $3,396,868
                                                                                          ==========

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust, including the schedule of portfolio investments as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


[Signature Ernst & Young LLP]



Boston, Massachusetts
January 8, 1999

MFS Prepares for the Year 2000

[MFS Year 2000 graphic]


MFS Investment Management(R) is committed to the effective use of technology in managing investments, delivering high-quality service to our fund shareholders, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 composed of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arose because date fields in computers and software applications have traditionally used two-digit codes. Since the dawn of the computer age, the implied first two digits have been "1" and "9." In the year 2000, that can no longer be the case because computer applications may assume "00" refers to 1900. Our team of dedicated business and technology managers, working with outside experts, is taking reasonable steps to ascertain the Y2K compliance of MFS' internal systems. We are also working with our vendors to seek reasonable assurances that their systems are or will be compliant.

MFS realizes that investors are also concerned about whether the companies in the Funds' portfolios are addressing their internal Y2K issues. As MFS' portfolio managers and research analysts meet with the managements of portfolio companies as part of the MFS(R) Original Research(SM) process, one of the many factors they may consider is a company's Y2K preparedness.

Year 2000 compliance is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K phenomenon. While MFS is making an effort to ensure the integrity of its internal systems, there are significant systems interdependencies in the domestic and foreign securities markets, external vendor systems, and the internal business environments of its portfolio companies. There can be no assurance that the steps MFS has taken will be sufficient to avoid any adverse impact on the Funds. However, MFS will continue to review and test its internal systems.

MFS(R) Charter Income Trust

Trustees
Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment
Management

Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.

Abby M. O'Neill (2)
Private Investor

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott*
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman, Chief Executive Officer,
and Director, MFS Investment
Management

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries (holding company)



  * Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.


[recycle symbol] Printed on recycled paper.                     MCICE-2-1/99 67M

Portfolio Manager
James T. Swanson*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Ernst & Young LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741